                                                                      EX-99.CERT

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert A. Crowley,  President (Chief Executive  Officer) and Treasurer (Chief
Financial  Officer) of the Crowley  Portfolio  Group,  Inc. (the  "Registrant"),
hereby certify that:

     1.   The  Registrant's  periodic  report on Form N-CSR for the period ended
          May 31, 2004 (the "Form N-CSR") fully  complies with the  requirements of Section 13(a) or 15(d) of the  Securities  Exchange Act of 1934, as
          amended, as applicable; and

     2.   The information  contained in the Form N-CSR fairly  presents,  in all material respects,  the financial  condition and results of operations of the Registrant.

Date:             July 28, 2004

By:               /s/Robert A. Crowley
Name:             Robert A. Crowley
Title:            President (Chief Executive Officer)

Date:             July 28, 2004

By:               /s/Robert A. Crowley
Name:             Robert A. Crowley
Title:            Treasurer (Chief Financial Officer)